UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 10, 2018 (June 29, 2018)

Date of Report (Date of earliest event reported)

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37509 (Commission File Number)	47-3913221 (IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas		75001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As previously announced on the Current Report on Form 8-K of Daseke, Inc. (the “Company”), dated June 29, 2018, filed July 2, 2018 (the “Original Form 8-K”), the Company appointed Mr. Bharat Mahajan as its Chief Financial Officer, effective upon the date of his receipt of a United States work visa (the “Effective Date”). This Amendment No. 1 on Form 8-K/A is being filed to announce that Mr. Mahajan received his work visa on September 6, 2018.

Additionally, as previously announced, R. Scott Wheeler will no longer serve the Company as Chief Financial Officer, effective as of the Effective Date, but will continue in his role as President and as a member of the Board of Directors of the Company.

This filing reports no other updates or amendments to the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

September 10, 2018	By:	/s/ Angie J. Moss
	Name:	Angie J. Moss
	Title:	Senior Vice President, Chief Accounting Officer, Corporate Controller and Assistant Secretary